Transamerica Financial Life Insurance Company

440 Mamaroneck Ave

Harrison, New York 10528

September 15, 2025

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE: Transamerica Variable Funds (the “Registrant”)

  (1933 Act File No.: 033-73734)

Ladies and Gentlemen:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Variable Funds, a unit investment trust registered under the Act, recently mailed (or will mail) to its contract owners the semi-annual report for the underlying management investment companies listed below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the following semi-annual reports were filed, or will be filed, with the Commission via EDGAR:

•	Calvert Variable Series, Inc., SEC File No. 811-03591

To the extent necessary, these filings are incorporated by reference.

Very truly yours,

/s/ Mark Buchinsky

Mark Buchinsky

Vice President and Assistant Secretary

Transamerica Financial Life Insurance Company